UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  May 14, 2010

PROPHASE LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-21617 (Commission File Number)	23-2577138 (I.R.S. Employer Identification No.)

621 Shady Retreat Road Doylestown, PA	18901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 17, 2010, ProPhase Labs, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.  Additionally, on May 14, 2010, the Company issued a press release announcing that it will host a conference call at 11:00 AM Eastern Time on May 18, 2010 to discuss the financial results.  A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

The information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Released dated May 17, 2010
99.2	Press Released dated May 14, 2010
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Quigley Corporation

By:	/s/ Robert V. Cuddihy, Jr.
Robert V. Cuddihy, Jr.
Chief Operating Officer

Date: May 17, 2010

EXHIBIT INDEX

No.	Description

99.1	Press Released dated May 17, 2010
99.2	Press Released dated May 14, 2010
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